Exhibit 99.1
1 Acquisition of Citizens Bancshares Co.September 20, 2022

2 Important StatementsSafe Harbor Regarding Forward-Looking Statements Thispresentationmaycontain“forward-lookingstatements”withinthemeaningofthePrivateSecuritiesLitigationReformActof1995regardingSouthernMissouriBancorp,Inc.(the“Company”or“SMBC”).Forward-lookingstatementsoftenincludethewords“believes,”“expects,”“anticipates,”“estimates,”“forecasts,”“intends,”“plans,”“targets,”“potentially,”“probably,”“projects,”“outlook”orsimilarexpressionsorfutureorconditionalverbssuchas“may,”“will,”“should,”“would”and“could.”Theseforward-lookingstatementsaresubjecttoknownandunknownrisks,uncertaintiesandotherfactorsthatcouldcausetheactualresultstodiffermateriallyfromtheforward-lookingstatements,including,withoutlimitation,thefollowing:therequisiteregulatoryandshareholderapprovalsfortheCompany’sacquisitionofCitizensBancsharesCo.(“CBC”),whichisthe100%ownerofCitizensBankandTrustCompany(collectively,“Citizens”),mightnotbeobtained,orotherconditionstocompletionofthetransactionmightnotbesatisfiedorwaived;expectedcostsavings,synergiesandotherbenefitsfromtheCompany’smergerandacquisitionactivities,includingtheacquisitionofCBCandtheCompany’sotherrecentlycompletedacquisition,mightnotberealizedwithintheanticipatedtimeframesoratall,andcostsordifficultiesrelatingtointegrationmatters,includingbutnotlimitedtocustomerandemployeeretention,mightbegreaterthanexpected;thestrengthoftheUnitedStateseconomyingeneralandthestrengthofthelocaleconomiesinwhichtheCompanyconductsoperations,includingunemploymentlevelsandlaborshortages;fluctuationsininterestratesandinflation,includingtheeffectsofapotentialrecessionorslowedeconomicgrowthcausedbychangesinoilpricesorsupplychaindisruptions;monetaryandfiscalpoliciesoftheBoardofGovernorsoftheFederalReserveSystemandtheU.S.Governmentandothergovernmentalinitiativesaffectingthefinancialservicesindustry;therisksoflendingandinvestingactivities,includingchangesinthelevelanddirectionofloandelinquenciesandwrite-offsandchangesinestimatesoftheadequacyoftheallowanceforloanlosses;theCompany’sabilitytoaccesscost-effectivefunding;thetimelydevelopmentofandacceptanceoftheCompany’snewproductsandservicesandtheperceivedoverallvalueoftheseproductsandservicesbyusers,includingthefeatures,pricingandqualitycomparedtocompetitors’productsandservices;fluctuationsinrealestatevaluesandbothresidentialandcommercialrealestatemarkets, aswellasagriculturalbusinessconditions;demandforloansanddepositsintheCompany’smarketarea;legislativeorregulatorychangesthatadverselyaffecttheCompany’sbusiness;changesinaccountingprinciples,policies,orguidelines;resultsofexaminationsoftheCompanybyitsregulators,includingthepossibilitythatsuchregulatorsmay,amongotherthings,requiretheCompanytoincreaseitsreserveforloanlossesortowrite-downassets;theimpactoftechnologicalchanges;andtheCompany’ssuccessatmanagingtherisksinvolvedintheforegoing.Anyforward-lookingstatementsarebaseduponmanagement’sbeliefsandassumptionsatthetimetheyaremade. TheCompanyundertakesnoobligationtopubliclyupdateorreviseanyforward-lookingstatementsortoupdatethereasonswhyactualresultscoulddifferfromthosecontainedinsuchstatements,whetherasaresultofnewinformation,futureeventsorotherwise.Inlightoftheserisks,uncertaintiesandassumptions,theforward-lookingstatementsdiscussedmightnotoccur,andyoushouldnotputunduerelianceonanyforward-lookingstatements.No Offer or SolicitationThis information is being provided for informational purposes only and does not constitute (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, (ii) an offer to exchange any securities or (iii) the solicitation of any vote for approval of anytransaction. There shall not be any offer, solicitation, sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation, sale, or exchange is not permitted.

3 Transaction Highlights1)P/TBV and P/TBV ex-AOCI based on SMBC’s 20-day average closing price as of September 19, 2022 of $52.53Note: Bank level data shown for Citizens; financial data as of or for the twelve months ended June 30, 2022Source: S&P Capital IQ Pro, Company documents1)Entry into Kansas City MSA: o2ndlargest MSA in Missouri2)Statewide footprint: oSMBC becomes the 8th largest bank headquartered in MissourioFortune Financial acquisition closed in February 2022 provided access to St. Louis, the largest MSA in MissourioSMBC will operate in 8 of the 11 largest markets in Missouri3)Citizens’ Attractive Deposits: oAdds $880 million in sticky, low-cost depositsoCost of total deposits = 0.15%oNon-interest bearing deposits / total deposits = 26%4)Greatly enhances SMBC’s liquidity and funding: oSMBC’s loan/deposit ratio = 96%oCitizens’ loan/deposit ratio = 54%oPro forma loan/deposit ratio = 86%oLeveraging Citizens’ excess liquidity should benefit SMBC’s net interest margin going forwardoExcess liquidity should help SMBC maintain loan growth rate5)Significantly increases wealth business and assets under management6)Improves pro forma CRE concentration ratio:oCitizens has low CRE / total risk-based capital concentration = 189%oSMBC CRE / total risk-based capital concentration = 312%7)Low risk, market extension combination:oProven acquisition history, having successfully integrated 11 acquisitions in the last 13 yearsoCEO of SMBC grew up in markets represented by Citizens branch networkoDisciplined pricing with a P/TBV of 150% (138% if Citizens’ AOCI is excluded)¹oExpected cost savings = 35%oDouble digit EPS accretion before leveraging excess liquidityoCombined total assets = $4+ billion

4 Overview of Citizens Bancshares Co. Operations and Financial Detail About Citizens Financial Snapshot¹14BankBranchesTangibleBookValue:$91.7millionDeposits:$879millionTotalLoans:$471millionTotalAssets:$1.0 billionReportedROATCE: 5.55%ReportedROAA: 0.51%TCERatio: 9.16% Founded in 1889, Citizens is a privately held financial institution serving clients in Kansas City, St. Joseph, and other communities throughout Northwest Missouri via its wholly owned subsidiary, Citizens Bank and Trust Company (“CBT” or the “Bank”).Citizens has developed a strong foothold in Kansas City and Northwest Missouri. In 2019, Citizens acquired Summit Bank of Kansas City.Citizens has been providing a local relationship-based response to the unique financial needs of its clients. CBT’s approach to banking fosters an environment which supports growth in the communities and serves clients through the generations. Clients may confidently depend on CBT and its staff of professional bankers to deliver expertise, customized product and service offerings, as well as a comprehensive financial education program for those in need of additional knowledge. Business Lines Community BankingCBT provides full service banking to individual and business clients via its 14 branch offices and alternative delivery channels. This includes a full array of depository accounts, consumer and small business loan products, and other financial services Commercial BankingCBT provides full service relationship banking for its business clients and is positioned to be a market leader with local decision making and sizable lending limits supported by strong credit administration. The Bank boasts deep expertise in SBA Lending and CRE Lending. Also, the Bank offers depository and treasury services to its business clients CorporateStructure:C-CorpChairmanoftheBoard:DonWalsworth,Sr.ChiefExecutiveOfficer:RogerArwoodHeadquarters:KansasCity,MOEstablished:1889FTEEmployees:180StatesofOperation:KS,MO General Corporate Information1)Consolidated financials shown at or for the twelve months ended June 30, 2022Source: S&P Capital IQ Pro; Company documents Wealth ManagementCBT serves selected high net worth individuals, businesses, and other governmental and not-for-profit entities through its Wealth Management channel, which includes Trust and Investment Management, along with full service Private Banking

5 Adding In-State Scale in Key Missouri Markets SMBCCitizens Kansas City MSA St. Joseph MSA SMBC Citizens Kansas City MSA St. Joseph MSASource: S&P Capital IQ Pro

6 SMBC is in Most of Missouri’s Key Markets Kansas City MSA Highlights CityforRemoteWorkers (FinanceBuzz–2021) #1 EconomicGrowth Potential (BusinessFacilities–2019) Top 10 25BestCities forJobs (Glassdoor–2020) Top 15 Top20U.S.CitiesforStartups (CommercialCafé–2019) Top 20 Top100BestPlacestoLive (Livability–2019) Top 50 Kansas CityChiefsT-MobileCenter Cost of Living IndexUnemployment Rate¹Population Growth86.2(Average: 100.0)3.2%3.0%Projected Increase2022-2027 Kansas City’s Top Tier Businesses Coverage in Missouri’s Largest Markets Metropolitan SMBCCitizensPF2022Statistical AreaPresencePresencePresencePopulationSt. LouisYesNoYes2,819,268Kansas CityNoYesYes2,205,616SpringfieldYesNoYes481,237ColumbiaNoYesYes212,513JoplinNoNoNo181,100Jefferson CityNoNoNo149,859St. JosephNoYesYes121,430Cape GirardeauYesNoYes97,402FarmingtonNoNoNo66,475BransonYesNoYes56,595Poplar BluffYesNoYes55,123 1)As of July 2022Source: S&P Capital IQ Pro; Bureau of Labor Statistics

7 Deposit Market Share: MissouriNote: Deposit data as of June 30, 2021 Banks Headquartered in Missouri Banks Operating in Missouri Total Number Deposits Market RankInstitutionBranches($000s)Share (%) 1Bank of America Corp.60$23,511,37610.212UMB Financial Corp.46$22,885,4759.943U.S. Bancorp156$22,558,6839.794Commerce Bancshares Inc.95$20,388,5868.855Stifel Financial Corp.4$19,351,5468.406Central Banco. Inc.136$13,457,2825.847Enterprise Financial Services Corp.21$4,893,5362.128Simmons First National Corp.45$4,068,4691.779Regions Financial Corp.51$3,935,5161.7110Great Southern Bancorp Inc.67$3,389,8241.4711First State Bancshares Inc.57$3,154,3621.3712SMBC / Citizens Pro Forma56$3,008,8981.3112The PNC Financial Services Group Inc.27$2,899,1111.2613Bank of Montreal24$2,570,7461.1214Reliable Community Bancshares Inc.29$2,243,6410.9715FB Corp.31$2,197,9240.9516National Bank Holdings Corp.22$2,180,2480.9517Southern Missouri Bancorp Inc.43$2,154,1300.9418Arvest Bank Group Inc.38$2,052,6270.8919Stupp Bros. Inc.17$1,803,4290.7820QCR Holdings, Inc.16$1,604,2840.7040Citizens Bancshares Co.13$854,7680.37Total Banks Operating in MO (274)2,130$230,332,661100.00 Total Number DepositsMarket RankInstitutionBranches($000s)Share (%) 1UMB Financial Corp.46$22,885,47515.132Commerce Bancshares Inc.95$20,388,58613.483Stifel Financial Corp.4$19,351,54612.804Central Banco. Inc.136$13,457,2828.905Enterprise Financial Services Corp.21$4,893,5363.246Great Southern Bancorp Inc.67$3,389,8242.247First State Bancshares Inc.57$3,154,3622.098SMBC / Citizens Pro Forma56$3,008,8981.998Reliable Community Bancshares Inc.29$2,243,6411.489FB Corp.31$2,197,9241.4510Southern Missouri Bancorp Inc.43$2,154,1301.4211Stupp Bros. Inc.17$1,803,4291.1912OakStar Bancshares Inc.16$1,491,1460.9913NASB Financial Inc.10$1,446,7990.9614Hawthorn Bancshares Inc.21$1,382,8340.9115Montgomery Bancorp Inc.12$1,146,2900.7616Dickinson Financial Corp. II29$1,136,2780.7517Sterling Bancshares Inc.11$1,105,4020.7318Nodaway Valley Bancshares Inc.10$1,093,7270.7219Cass Information Systems Inc.3$1,036,9780.6920Lincoln County Bancorp Inc.21$1,025,5290.6825Citizens Bancshares Co.13$854,7680.57Total Banks HQ in MO (199 Companies)1,523$151,235,755100.00 SMBC moves up to 12thlargest in deposit market share in Missouri SMBC becomes the 8thlargest bank headquartered in Missouri

8 Note: Bank level financial data shown Source: S&P Capital IQ ProPro Forma Loan Composition (as of June 30, 2022) 1 - 4 Family 23.8% Multifamily 10.0% CRE 33.1% C&D 7.9% C&I 12.4% Consumer 1.5% Other 11.3% 1 - 4 Family 24.3% Multifamily 11.3% CRE 32.4% C&D 6.9% C&I 11.4% Consumer 1.6% Other 12.1% 1 - 4 Family 21.0% Multifamily 2.1% CRE 37.1% C&D 14.0% C&I 18.2% Consumer 1.0% Other 6.5% Citizens Bank & Trust Southern Bank Pro Forma Loan Composition$471M4.14% yield6/30/22 LTM$2.7B4.63% yield6/30/22 LTM$3.2B4.56% yield Amount (%) ofLoan Type($000's)Total1-4 Family661,49824.3%Multifamily307,54511.3%CRE881,28332.4%C&D187,0836.9%C&I308,85411.4%Consumer44,0811.6%Other329,04612.1%Total Loans & Leases2,719,390100.0%Yield on Loans4.63%Loans / Deposits96.3% Amount (%) ofLoan Type($000's)Total1-4 Family760,54923.8%Multifamily317,49710.0%CRE1,056,04133.1%C&D253,1247.9%C&I394,62312.4%Consumer49,0081.5%Other359,90411.3%Total Loans & Leases3,190,746100.0%Yield on Loans4.56%Loans / Deposits86.1% Amount (%) ofLoan Type($000's)Total1-4 Family99,05121.0%Multifamily9,9522.1%CRE174,75837.1%C&D66,04114.0%C&I85,76918.2%Consumer4,9271.0%Other30,8586.5%Total Loans & Leases471,356100.0%Yield on Loans4.14%Loans / Deposits53.6%

9 1)Represent time deposits greater than $100,000Note: Bank level financial data shownSource: S&P Capital IQ ProPro Forma Deposit Composition (as of June 30, 2022) Transaction 30.9% Savings & MMDA 48.5% Retail Time 8.4% Jumbo Time ¹ 12.2% Transaction 20.7% Savings & MMDA 56.6% Retail Time 8.7% Jumbo Time ¹ 13.9% Transaction 63.6% Savings & MMDA 22.2% Retail Time 7.6% Jumbo Time ¹ 6.5% Citizens Bank & Trust Southern Bank Pro Forma$3.7B0.40% cost$880M0.15% cost6/30/22 LTM$2.8B0.46% cost6/30/22 LTM Amount (%) ofDeposit Type($000's)TotalTransaction585,92020.7%Savings & MMDA1,599,54056.6%Retail Time245,5548.7%Jumbo Time393,07613.9%Total Deposits2,824,090100.0%Cost of Deposits0.46%NIB Deposits423,653 NIB / Total Deposits15.00% Amount (%) ofDeposit Type($000's)TotalTransaction1,145,74630.9%Savings & MMDA1,795,13948.5%Retail Time312,3858.4%Jumbo Time450,62012.2%Total Deposits3,703,890100.0%Cost of Deposits0.38%NIB Deposits655,857NIB / Total Deposits17.7% Amount (%) ofDeposit Type($000's)TotalTransaction559,82663.6%Savings & MMDA195,59922.2%Retail Time66,8317.6%Jumbo Time57,5446.5%Total Deposits879,800100.0%Cost of Deposits0.15%NIB Deposits232,204 NIB / Total Deposits26.39% Deposit Composition

10 Citizens’ Sticky, Seasoned Core Deposit BaseNote: Bank level financial data shown for CitizensSource: S&P Capital IQ ProOpportunity to leverage a core deposit funding base with a loan / deposit ratio of 54% Significant Growth of Core Deposits 18% 19% 24% 26% 26% 53% 50% 49% 57% 59% 16% 17% 13% 9% 8% 13% 15% 14% 8% 7% 6/30/2018 6/30/2019 6/30/2020 6/30/2021 6/30/2022 Core NIB Non-Time IB Retail CDs (<$100K) Jumbo CDs ($100K+) 9% Core Deposit CAGR Since 2018 7% Deposit CAGR Since 2018 Sticky Deposit Base 0.20% 0.15% $22 6/30/2018 LTM 6/30/2019 LTM 6/30/2020 LTM 6/30/2021 LTM 6/30/2022 LTM Cost of IB Deposits Cost of Deposits Avg. Acct. Balance $k Review of Last Rate ike Cycle 0.37% 0.09% 0.70% CBT Cost of Total Deposits Effective Fed Funds Rate SMBC Cost of Total Deposits Deposit Beta: CQ3'15 - CQ2'19 Citizens 25.7%SMBC30.9%

11 Key TrendsNote: Bank level financial data shownSource: S&P Capital IQ Pro; Company documents Loans / Deposits (%) Cost of Deposits (%) 0.68 0.67 0.84 1.22 1.20 0.66 0.46 0.31 0.35 0.50 0.78 0.77 0.33 0.15 6/30/2016 LTM 6/30/2017 LTM 6/30/2018 LTM 6/30/2019 LTM 6/30/2020 LTM 6/30/2021 LTM 6/30/2022 LTM Southern Bank CBT Efficiency Ratio (%) Yield on Loans (%) 4.84 4.75 4.93 5.28 5.19 4.86 4.63 4.17 4.09 4.32 4.86 4.68 4.13 4.14 6/30/2016 LTM 6/30/2017 LTM 6/30/2018 LTM 6/30/2019 LTM 6/30/2020 LTM 6/30/2021 LTM 6/30/2022 LTM Southern Bank CBT 54.24 57.21 55.02 53.69 54.53 48.44 50.03 77.56 75.80 81.21 72.58 78.81 81.16 84.31 6/30/2016 LTM 6/30/2017 LTM 6/30/2018 LTM 6/30/2019 LTM 6/30/2020 LTM 6/30/2021 LTM 6/30/2022 LTM Southern Bank CBT 102.18 96.37 99.58 98.13 98.98 95.77 96.29 94.25 87.89 92.15 84.77 74.90 61.97 53.58 6/30/2016 6/30/2017 6/30/2018 6/30/2019 6/30/2020 6/30/2021 6/30/2022 Southern Bank CBT

12 Pro Forma Net Interest Income Volatility Year 2 NII Volatility Year 1 NII Volatility (1.2%) (3.0%) (7.6%) (11.1%) (11.7%) 3.4% 7.9% 12.3% (3.3%) (1.7%) (4.4%) (6.3%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% -100 bps +100 bps +200 bps +300 bps SMBC Citizens Pro Forma (4.5%) (0.4%) (4.4%) (5.8%) (15.8%) 4.0% 9.7% 15.8% (6.7%) 0.4% (1.6%) (1.6%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% -100 bps +100 bps +200 bps +300 bps SMBC Citizens Pro Forma Acquisition allows SMBC to become more neutral in their rate sensitivity

13 Strong Fee Income Opportunities Robust Wealth Management Division Wealth Management Overview Strong Growth in AUM ($000s)Full-suite of wealth management products led by an experienced team with growing assets under management Investment Management Thoughtful and customized guidance is provided to assist clients in reaching financial goalsPrivate Banking The private banking team applies their expertise to offer a fully customized approach to each individual’s financial journey $277,383 $316,592 $333,755 $345,542 $335,386 $42,618 2018 CY 2019 CY 2020 CY 2021 CY 2022 CQ2 ~6% CAGR Fee Income ($000s) $8,728 $8,863 $8,404 $9,105 $9,988 2018 CY 2019 CY 2020 CY 2021 CY 2022 CYTD² M as % of Fee Income 24.4% 23.9% 25.2% 24.9% 26.4% 27.1% 2018 CY 2019 CY 2020 CY 2021 CY 2022 CY Projection 2023 CY Projection 1)Total AUM of $335.4M excludes impact of lost market value in the amount of $42.6M during the six months ended June 30, 20222)Annualized for the six months ended June 30, 2022Note: Bank level financial data shown; CY denotes the calendar year ended December 31 of the referenced year; CYTD denotes the six months ended June 30, 2022; CQ2 denotes the three months ended June 30, 2022Source: S&P Capital IQ Pro; Company documents11

14 1)Based on SMBC’s 20-day average closing price as of September 19, 2022 of $52.532)For the twelve months ending June 30, 2024Consideration & Deal Value Cost Savings & Earnings Adjustments Cost Savings: 35% cost savings on Citizen’s non-interest expensePhase-In Period: 85% in FY2023 and FY2024 and 100% thereafterDisciplined Pricing & Attractive Financial Impact One-Time Merger Expenses: ~$8.6mm pre-taxImpact of one-time merger expenses fully included in pro forma closing impact for TBV and capitalLoan Credit Mark: 1.50% of loans or $7.3mm$1.2mm mark on PCD loans and $6.1mm on non-PCD~$5.9mm day 2 CECL reserveCore Deposit Intangible: 1.50% of non-time depositsAmortized over 6 years using the straight line methodClosing: early first calendar quarter of 2023Each Citizens shareholder has the right to elect:The number of shares to receive the cash consideration of $53.50The number of shares to receive the stock consideration at a fixed exchange ratio of 1.1448 shares of SMBC common stockAfter election, the merger consideration will be adjusted on a pro rata basis to achieve a 25% cash / 75% stock merger considerationImplied Transaction Value¹: $140mm in aggregate or $13.375 in cash plus 0.8586 shares of SMBC stock for an implied per share price of $58.48Price¹/ TBV: 150% (138% ex. AOCI)Price¹/ 2024E²EPS with Fully Phased-In Cost Savings: 7.1xConsideration is subject to price adjustments based on Citizens consolidated shareholders’ equity at closeTransaction Structure and Assumptions

15 Attractive Financial Impact1)Based on SMBC’s 20-day average closing price as of September 19, 2022 of $52.53Financially-compelling transaction for Citizens that also delivers meaningful earnings accretion to SMBCP / TBV 150%¹ 138%¹ Core Deposit Premium 5.9%¹ 4.9%¹ FY 2024 EPS Accretion ~17% ~12% TBVPS Dilution ~8% ~4% TBV Earnback <2.75 years <1.7 years Results Excluding AOCI